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                           RECEIVABLES SALE AGREEMENT


                                     BETWEEN


                                 BUSLEASE, INC.,

                                    as Seller


                                       AND


                        MCII FINANCIAL SERVICES II, INC.,

                                  as Purchaser



                             Dated as of May 2, 2000

================================================================================

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                           RECEIVABLES SALE AGREEMENT


                  This RECEIVABLES SALE AGREEMENT, dated as of May 2, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT"), between BUSLEASE, INC., a Delaware corporation, as seller (in such capacity, the "SELLER") and MCII FINANCIAL SERVICES II, INC., a Delaware corporation, as purchaser (in such capacity, the "PURCHASER").


                              W I T N E S S E T H :


                  WHEREAS, the Purchaser desires to purchase from time to time certain accounts receivable existing on the Closing Date and thereafter until the Purchase Termination Date;

                  WHEREAS, the Seller desires to sell and assign from time to time such accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Purchaser and the Seller as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). All capitalized terms used herein but not defined herein shall have the respective meanings specified in, or incorporated by reference into, the Receivables Purchase Agreement, dated as of May 2, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "RECEIVABLES PURCHASE AGREEMENT"), by and between MCII Funding II, Inc., as seller thereunder, Canadian Imperial Bank of Commerce, as administrative agent thereunder, Special Purpose Accounts Receivable Cooperative Corporation, as




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purchaser thereunder, BusLease, Inc., as servicer thereunder and BNY Asset
Solutions LLC, as backup servicer thereunder.

                  "ADMINISTRATIVE AGENT" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "ADVERSE CLAIM" means, in respect of the property of any Person, any ownership interest of any other Person, any mortgage, deed of trust, hypothecation, pledge, lien, security interest, grant of a power to confess judgment, preference, right to priority payment, charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement, consignment or lease intended as, or having the effect of, security.

                  "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

                  "BLOCKED ACCOUNT" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day on which banks are not authorized or required to close in New York, New York, and (ii) with respect to all notices and determinations in connection with the LIBOR Rate, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in dollar deposits in the London interbank market.

                  "CASH COLLATERAL ACCOUNT" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "CASH MANAGEMENT SYSTEMS"has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "CHARGES" means (i) all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable); (ii) all levies, assessments, charges, or claims of any governmental entity or any claims of statutory lienholders, the nonpayment of which could give rise by operation of law to a Lien on the Receivables, the related Contracts or the related Vehicles or any other property of the Seller or any Transferor and (iii) any such taxes,


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levies, assessment, charges or claims which constitute a lien or encumbrance on any property of the Seller or any Transferor.

                  "CLOSING DATE" means the date on which all of the conditions set forth in Section 3.01 of the Receivables Purchase Agreement are satisfied or waived by SPARC.

                  "COLLECTIONS" mean, with respect to any Receivable, all cash collections and other proceeds of such Receivable (including fees and interest arising thereon, and all Recoveries with respect thereto).

                  "CONTRACT" means either a Vehicle Lease or a Vehicle Loan.

                  "CONTRACT FILE" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "CONTRACT PAYMENT" means each periodic installment payable by an Obligor under a Contract for rent, principal and/or interest, excluding all supplemental or additional payments required by the terms of such Contract with respect to sales or other taxes, insurance, maintenance, ancillary products and services, late fees, penalties, default interest and other specific charges.

                  "CREDIT AND COLLECTION POLICY" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "DEFAULTED RECEIVABLE" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "DISCOUNT PERCENTAGE" means [xx]%.

                  "ELIGIBLE INVESTMENT" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "ELIGIBLE RECEIVABLE" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "ENVIRONMENTAL LAWS" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time,


                                       3
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and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 ET SEQ.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Sections 5101 ET SEQ.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections 136 ET SEQ.; the Solid Waste Disposal Act
(42 U.S.C. Sections 6901 ET SEQ.); the Toxic Substance Control Act (15 U.S.C. Sections 2601 ET SEQ.); the Clean Air Act (42 U.S.C. Sections 7401 ET SEQ.);
the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 ET SEQ.); the Occupational Safety and Health Act (29 U.S.C. Sections 651 ET SEQ.); and the Safe Drinking Water Act (42 U.S.C. Sections 300(f) ET SEQ.), each as from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "EVENT OF BANKRUPTCY" shall mean, with respect to any Person,
(i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or
(c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation, such Person or any Subsidiary shall take any corporate action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

                  "FINANCE CHARGE RECEIVABLE" means a Receivable created in respect of Finance Charges.

                  "FINANCE CHARGES" means, with respect to any Receivable, the portion


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of any Scheduled Contract Payment due under the Contract giving rise to such
Receivable which represents finance charges, together with any late fees, collection charges, delinquency fees, extension fees, documentation fees and maintenance fees paid by the related Obligor, as specified in the related Contract.

                  "FINANCED VEHICLE" means a motor coach sold to or financed by a Transferor pursuant to a Contract, including all goods installed in or otherwise affixed thereto.

                  "FSA" means Financial Security Assurance Inc., a New York monoline insurance company incorporated under the laws of the State of New York, or successors thereto.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "INDEBTEDNESS" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "INSURANCE AGREEMENT EVENT OF DEFAULT" has the meaning set forth in the Receivables Purchase Agreement.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

                  "LEASED VEHICLE" means a Vehicle subject to a Vehicle Lease.

                  "LIBOR RATE" has the meaning set forth in the Secondary Purchase Agreement.

                  "LIEN" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any


                                       5
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of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

                  "LOCKBOX ACCOUNT" means the lockbox account to which the Obligors are directed to remit Collections in accordance with this Agreement, the Receivables Purchase Agreement and the Secondary Purchase Agreement.

                  "MANUFACTURER" means, with respect to any Vehicle, the Person who manufactured such Vehicle.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, assets, operations or financial or other condition of the Purchaser, the Seller, the Servicer, or any Transferor, (b) the Seller's ability to pay any of the Obligations in accordance with the terms of the Receivables Purchase Agreement; (c) the Purchaser's, the Seller's or the Servicer's ability to perform its obligations in accordance with the terms of the Receivables Purchase Agreement and the other Related Documents; (d) the Receivables, the related Vehicles or the Collections with respect thereto or the Liens created under this Agreement and the other Related Documents or the priority of any such Liens or (e) Administrative Agent's, SPARC's or the Transaction L/C Issuer's rights and remedies under the Receivables Purchase Agreement and the other Related Documents.

                  "MOTOR COACH" means Motor Coach Industries International, Inc., a Delaware corporation, and its permitted successors and assigns.

                  "MOTOR COACH ENTITIES" means Motor Coach or its Affiliates, but excluding the Seller.

                  "OBLIGOR" means each Person obligated to make payments under a Contract.

                  "OUTSTANDING BALANCE" means, with respect to a Receivable at any time of determination, all amounts in respect of which the related Obligor is obligated as of such time of determination, including all Principal Receivables and Finance Charge Receivables not paid by such Obligor as of such time of determination.

                  "PARENT" means Motor Coach Industries International, Inc., a Delaware corporation, and its successors and assigns.


                                       6
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                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PERMITTED RESTRUCTURING" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.


                  "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PRINCIPAL RECEIVABLE" means, with respect to any Receivable, the portion of any Scheduled Contract Payment due under the Contract giving rise to such Receivable which does not represent Finance Charges.

                  "PURCHASE" has the meaning specified in SECTION 2.01(a) of the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "PURCHASE DATE" has the meaning set forth in Section 3.2(a) hereof.

                  "PURCHASE PRICE" has the meaning set forth in Section 3.1 hereof.

                  "PURCHASER" has the meaning set forth in the recital to this Agreement.

                  "PURCHASE TERMINATION DATE" has the meaning set forth in
Section 8.1 hereof.

                  "RECEIVABLE" means, with respect to any Obligor:

                  (1) indebtedness of such Obligor arising under a Contract (whether constituting an account, chattel paper, document, instrument or general intangible) including the right to payment of any Scheduled Contract Payments, interest or finance charges and other obligations of such Obligor with respect thereto;

                  (2) all Liens and property subject thereto from time to time securing or purporting to secure any such indebtedness of such Obligor (including any security deposits made or required to be made by such Obligor to secure such indebtedness);


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                  (3) all guaranties, indemnities and warranties, insurance
policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

                  (4) all Collections with respect to any of the foregoing; and

                  (5) all Records with respect to any of the foregoing.

         In each case, it is understood that "Receivable," for purposes of this Agreement, refers only to "Receivables" in which the Seller has a property interest.

                  "RECEIVABLES PURCHASE AGREEMENT" has the meaning specified in the first paragraph of this Section 1.1.

                  "RECORDS" means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by or on behalf of the Seller with respect to Receivables and the Obligors thereunder and/or the related Vehicles, including, without limitation, all documents, books, records and other information prepared and maintained by the Purchaser, the Transferors, or the Servicer with respect to such Receivables, Obligors or Vehicles.

                  "RECOVERIES" means, with respect to a Defaulted Receivable, the sum of all amounts, whether in the form of cash, checks, drafts, insurance proceeds or other instruments, received by the Seller, the related Transferor or the Servicer in payment of, or applied to, any amount owed by an Obligor on account of such Defaulted Receivable.

                  "RELATED DOCUMENTS" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "SCHEDULED CONTRACT PAYMENTS" means the regularly scheduled Contract Payments due under each Contract.

                  "SECONDARY PURCHASE AGREEMENT" has the meaning set forth in the Receivables Purchase Agreement.

                  "SECONDARY PURCHASER" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "SELLER" has the meaning set forth in the recital to this Agreement.


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                  "SERVICER" has the meaning set forth in the Receivables
Purchase Agreement or the Secondary Purchase Agreement, as applicable.


                  "SERVICER TERMINATION EVENT" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "SPARC" means Special Purpose Accounts Receivable Cooperative Corporation, together with its permitted successors and assigns.

                  "SUBSIDIARY" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "TRANSACTION L/C ISSUER" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "TRANSFER AGREEMENTS" has the meaning set forth in the Receivables Purchase Agreement.

                  "TRANSFEROR" has the meaning set forth in the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time be enacted and in effect in the State of New York; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Administrative Agent's security interest in any Purchased Receivables, the related Vehicles or Collections with respect thereto is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "VEHICLE" means a Financed Vehicle and/or a Leased Vehicle.

                  "VEHICLE LEASE" means an agreement between an Obligor and a Transferor providing for the leasing of a Vehicle to the Obligor, provided that such agreement would not be classified for purposes of GAAP as a Finance Lease and not


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an Operating Lease.

                  "VEHICLE LOAN" means an agreement between an Obligor and a Transferor providing for the extension of credit to such Obligor by such Transferor, in connection with such Obligor's purchase of a Vehicle from a Manufacturer.

                  SECTION 1.2. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

                  SECTION 1.3. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."
















                                       10

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                                   ARTICLE II

                PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

                  SECTION 2.1. SALES. (a) Upon the terms and subject to the conditions set forth herein, the Seller hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from the Seller all of the Seller's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under all Receivables with respect to all Obligors outstanding on the Closing Date and listed on Schedule A attached hereto and thereafter owned by the Seller and listed on Schedule A as amended, supplemented or modified from time to time attached hereto through the Purchase Termination Date, together with all Contracts and Leased Vehicles with respect thereto and all proceeds of the foregoing. Such undivided interest in the Receivables, expressed as a dollar amount, shall be equal to the aggregate unpaid balance of the Receivables from time to time. Any sale, assignment, transfer and conveyance hereunder does not constitute an assumption by the Purchaser of any obligations of the Seller or any other Person to Obligors or to any other Person in connection with the Receivables or under any other agreement or instrument relating to the Receivables.

                  (b) In connection with such sale, the Seller agrees (i) on the Closing Date and on each day on which a Receivable comes into existence and is sold to the Purchaser hereunder, list such Receivable on Schedule A attached hereto and (ii) to record and file on or prior to the Closing Date, at its own expense, a financing statement or statements with respect to the Receivables and the other property described in Section 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby under the UCC against all creditors of, and purchasers from, the Seller, and to deliver either the originals of such financing statements or a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser on or prior to the Closing Date.

                  (c) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables and Vehicles purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Seller will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation


                                      11
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statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser and mark its master data processing records (or related subledger) and other documents with a legend describing the purchase by the Purchaser of the Receivables and the lien of the Administrative Agent pursuant to the Receivables Purchase Agreement and stating "An interest in these receivables has been granted to Canadian Imperial Bank of Commerce, as Administrative Agent, on behalf of SPARC, the Secondary Purchaser and FSA, pursuant to a Receivables Purchase Agreement dated as of May 2, 2000". The Seller shall, upon request of the Purchaser, obtain such search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

                  (d) It is the express intent of the Seller and the Purchaser that the conveyance of Receivables and Leased Vehicles by the Seller to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables and Leased Vehicles by the Seller to the Purchaser. Further, it is not the intention of the Seller and the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Receivables and Leased Vehicles are construed to constitute property of the Seller, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC; and (ii) the conveyances by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Purchaser, a security interest in, to and under all of the Seller's right, title and interest in, to and under, whether now owned or hereafter acquired, the Receivables with respect to all Obligors identified on Schedule A attached hereto including all Receivables with respect to all Obligors set forth in all amendments, modifications and supplements to such Schedule A from time to time, together with all Contracts, Leased Vehicles and Collections with respect thereto and all proceeds of the foregoing, to secure the obligations of the Seller set forth in this Agreement or as may be determined in connection therewith by applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables and Leased Vehicles to secure a debt or other obligation, such security interest would be deemed to be a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement. The Seller represents and warrants that the Receivables are being transferred with the intention of removing them from the Seller's estate pursuant to


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Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

                  SECTION 2.2. SERVICING OF RECEIVABLES. The servicing, administering and collection of the Receivables shall be conducted by the Seller, who hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations and with the care and diligence which the Seller employs in servicing similar receivables for its own account, in accordance with the Credit and Collection Policy. The Purchaser hereby appoints the Seller as its agent to enforce the Purchaser's rights and interests in, to and under the Receivables, together with the Leased Vehicles and the Collections with respect thereto. Notwithstanding anything to the contrary contained herein, from and after the occurrence of a Servicer Termination Event, the Purchaser shall, at the request of SPARC, the Secondary Purchaser or the Administrative Agent, terminate the Seller's servicing activities described in this Section 2.2 and shall appoint a successor Servicer acceptable to or as directed by SPARC, the Secondary Purchaser or the Administrative Agent, as applicable. In consideration of the foregoing, the Purchaser agrees to pay the Seller a servicing fee of [**] percent ([**]%) per annum on the aggregate amount of Receivables sold, payable monthly, for its performance of the duties and obligations described in this Section 2.2.; PROVIDED that any such monthly payment shall be reduced by any amounts payable in such month to the Seller in accordance with Section 2.03(c)(ii) of the Receivables Purchase Agreement or the Secondary Purchase Agreement, as applicable.

                  The obligations of the Seller hereunder in the administration, servicing and collection of Receivables may be delegated from time to time by the Seller to any of its Affiliates; PROVIDED that no such delegation of duties shall relieve the Seller of any of its duties and obligations hereunder.


                                      13
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                                   ARTICLE III

                      CONSIDERATION AND PAYMENT; REPORTING

                  SECTION 3.1. PURCHASE PRICE. The purchase price for the Receivables, Leased Vehicles and related property conveyed to the Purchaser by the Seller pursuant to Section 2.1(a) and, in the case of the Closing Date, existing on the Closing Date and, on any Business Day thereafter, coming into existence on such Business Day, shall be a dollar amount equal to the product of
(i) the aggregate Outstanding Balance of the Receivables at such time and (ii) one MINUS the then applicable Discount Percentage (expressed as a decimal) (the "PURCHASE PRICE").

                  SECTION 3.2. PAYMENT OF PURCHASE PRICE. The Purchase Price for each Receivable shall be paid or provided for on the last Business Day of each fiscal month (each such day, a "PURCHASE DATE") by payment in cash in immediately available funds. If Purchaser does not have sufficient cash to pay the Purchase Price, as aforesaid, the Purchaser shall pay the remaining portion of the Purchase Price with cash in immediately available funds received by it from the Parent in the Parent's sole discretion.


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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1. SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants to the Purchaser as of the Closing Date and on each Business Day on which Receivables and Leased Vehicles are sold hereunder:

                  (a) CORPORATE EXISTENCE. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business and the performance of its obligations hereunder and under the other Related Documents to which it is a party requires it to be so qualified.

                  (b) CORPORATE POWER AND AUTHORITY. The Seller has the power and authority to own, pledge, mortgage, operate and convey all of its properties, to conduct its business as now or proposed to be conducted and to execute and deliver this Agreement and the Related Documents to which it is a party and to perform the transactions contemplated hereby.

                  (c) CORPORATE AUTHORIZATION; CONTRAVENTION. The execution, delivery and performance by the Seller of this Agreement, each other Related Document to which it is a party and all other agreements, instruments and documents which may be delivered by it pursuant hereto or thereto and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default in any material respect under
(A) its certificate or articles of incorporation or by-laws, (B) any contractual restriction with respect to any Indebtedness of the Seller or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property, or (C) any law, rule, regulation, order, license, requirement, writ, judgment, award, injunction or decree applicable to, binding on or affecting it or its property, and (iii) do not result in or require the creation of any Lien upon or with respect to any of its properties (other than Liens created pursuant to this Agreement or any other Related Document).

                  (d) EXECUTION AND DELIVERY. This Agreement and each other Related Document to which the Seller is a party have been duly executed and delivered by the Seller.

                  (e) GOVERNMENTAL AUTHORIZATION. No approval, consent of, notice to, filing with or permits, licenses, qualifications or other action by any Governmental Authority or any other party is required or necessary (i) for the conduct of the Seller's business as currently conducted, for the ownership, use, operation or maintenance of its properties and for the due execution, delivery and performance by the Seller of this Agreement or any of the Related Documents, (ii) for the perfection of or the exercise by each of FSA, SPARC as purchaser, The Bank of New York, as custodian, including any successor thereto, or the Canadian Imperial Bank of Commerce as administrative agent of any of its rights or remedies under the Receivables Purchase Agreement or hereunder, or
(iii) to ensure the legality, validity, or enforceability of this Agreement in any jurisdiction in which the Seller does business, in each case other than consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to FSA, SPARC as purchaser, The Bank of New York, as custodian, including any successor thereto, or the Canadian Imperial Bank of Commerce as administrative agent under the Receivables Purchase Agreement and continuation statements in respect of any such filings.

                  No transaction contemplated by the Agreement requires compliance with any bulk sales act or similar law.

                  (f) LEGALITY; VALIDITY; ENFORCEABILITY. This Agreement and each other Related Document to which it is a party is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

                  (g) NO LITIGATION. There is no material pending or, to the best of the Seller's knowledge, threatened, action, suit or proceeding against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority.

                  (h) LEGAL COMPLIANCE. The Seller has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders, and has obtained all necessary approvals, consents, permits, licenses and qualifications from all Governmental Authorities, with respect to its business and properties and the Receivables and Contracts serviced by it, in each case except where failure to so comply or obtain could not reasonably be expected, in the aggregate, to have a Material Adverse Effect.

                  (i) NO ORDERS. No injunction, writ, restraining order or other order of any nature adverse to the Seller or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement and the Related Documents has been issued by a Governmental Authority.

                  (j) TAX STATUS. The Seller has timely filed all tax returns (federal, state and local) required to be filed by it, is not liable for taxes payable by any other Person (except for the payment of any amount as a result of the filing of consolidated tax returns) and has paid or has made adequate provision for the payment of all taxes, fees, assessments and other governmental charges due from the Seller, except where the Seller is contesting such tax, fee, assessment or other governmental charge in good faith through appropriate proceedings as to which adequate reserves are being maintained in accordance with GAAP and with respect to which no Lien for payment has been filed or is otherwise enforceable. No tax lien or similar Lien has been filed, and no claim has been filed or is being asserted, with respect to any such tax, fee, assessment or other governmental charge, except for any contested proceedings as described in the immediately preceding sentence. Any taxes, fees and other governmental charges payable by the Seller in connection with the transactions contemplated by this Agreement and the Related Documents and the execution and delivery of this Agreement and the Related Documents have been paid or shall have been paid at or prior to the Closing Date.

                  (k) ACCURACY OF INFORMATION. All information heretofore or hereafter furnished by or on behalf of the Seller to the Purchaser, FSA or the Administrative Agent in connection with this Agreement or the Related Documents, or any transaction contemplated hereby or thereby, is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

                  (l) PLACE OF BUSINESS. The principal place of business and chief executive office of the Seller are located at 10 East Golf Road, Des Plaines, Illinois, 60016, and the offices where the Seller keeps all its Records, are located at 9787 Clifford Drive, Dallas, Texas 75220, or such other locations notified to the Purchaser in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed. There are currently no, and during the past four months (or such shorter time as the Seller has been in existence) there have not been any other locations where the Seller is located (as that terms is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.

                  (m) OWNERSHIP; SECURITY INTEREST. Immediately after the creation of a property interest of the Purchaser in a Receivable pursuant to this Agreement, the Purchaser shall be the legal and beneficial owner of the Receivables and Leased Vehicles so sold, free and clear of any Adverse Claim. This Agreement is effective to transfer and assign to the Purchaser (and the Purchaser shall acquire from the Seller) a valid security interest (as defined in the UCC) in, to and under the Receivables and Leased Vehicles, free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any Receivables or Collections or Leased Vehicles or Contracts with respect thereto is on file in any recording office, except (a) those filed in favor of the Administrative Agent pursuant to the Receivables Purchase Agreement and the Secondary Purchase Agreement and, (b) those filed in favor of the Purchaser pursuant to this Agreement.

                  (n) FAIR CONSIDERATION; NO AVOIDANCE FOR RECEIVABLES. With respect to each Receivable sold hereunder, the Seller sold such Receivable to the Purchaser in exchange for payment, made in accordance with the provisions of this Agreement, in an amount which constitutes fair consideration and reasonably equivalent value. Each such sale referred to in the preceding sentence shall not have been made for or on account of an antecedent debt owed by the Seller to the Purchaser and, accordingly, no such sale is or may be voidable or subject to avoidance under Title 11 of the United States Bankruptcy Code and the rules and regulations thereunder. In addition, no such sale shall have been made with the intent to hinder or delay payment to or defraud any creditor of the Seller.

                  (0) ELIGIBILITY OF RECEIVABLES. Each Receivable sold hereunder shall at the time of such sale be an Eligible Receivable. At the time of such sale, no event has occurred and is continuing which is reasonably likely to materially and adversely affect the collectibility of such Receivable.

                  (p) TRUE SALE. Each Receivable sold hereunder shall have been sold by the Seller to the Purchaser in a "true sale".

                  (q) PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of the Seller, and the offices where the Seller keeps its Records and the original copies of the Related Documents are located at the address of the Seller for notices under SECTION 9.3 Between July 2000 and August 2000, the Seller plans to relocate its headquarters to the second address of the Seller for notices under SECTION 9.3. Other than these two addresses, there are currently no, and during the past four months (or such shorter time as the Seller has been in existence) there have not been, any other locations where the Seller is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.

                  (r) ADAQUATE CAPITALIZATION; NO INSOLVENCY. The Seller is adequately capitalized and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Related Documents. The Seller is adequately capitalized for its business as proposed to be conducted in the foreseeable future and does not expect the commencement of any insolvency, bankruptcy or similar proceedings or the appointment of a receiver, liquidator or similar official in respect of its assets. The Seller executed and delivered each of the Related Documents to which it is a party for fair consideration and without the intent to hinder, delay or defraud any of its creditors or any other Person.

                  (s) ABSOLUTE ASSIGNMENT. Immediately prior to a Purchase hereunder, for accounting purposes, the Seller will treat all of the Receivables and Leased Vehicles as its own property, and will account for the purchase, assignment or transfer of any such Receivable or Leased Vehicle pursuant to this Agreement as a purchase or absolute assignment of its right, title and ownership interest in such Receivable or Leased Vehicle and the Seller has not in any other manner accounted for or treated the transactions under this Agreement, except that such transactions shall be treated as debt for tax purposes.

                  (t) TRUE AND COMPLETE INFORMATION. All information heretofore or hereafter furnished by or on behalf of the Seller to any of Canadian Imperial Bank of Commerce as administrative agent or purchaser, The Bank of New York, as custodian, SPARC as purchaser, or FSA as such terms are used in the Receivables Purchase Agreement, in connection with this Agreement, the Receivables Purchase Agreement or the Related Documents, or any transaction contemplated hereby or thereby, is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

                  (u) ERISA. The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC (or any successor thereto) under ERISA.

                  (v) NOT AN INVESTMENT COMPANY. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Purchases by the Purchaser, the application of the proceeds thereof by the Seller and the consummation of the transactions contemplated by this Agreement and the other Related Documents to which the Seller is a party will not violate any provision of the Investment Company Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                  (w) PAYMENT IN FULL. The Seller has no knowledge of any fact which leads it or should have led a reasonable person to expect that any payments on any Receivable at the time of Purchase will not be paid in full when due or to expect any other material adverse effect on (A) the performance by the Seller of its obligations under this Agreement or any of the Related Documents,
(B) the validity or enforceability of this Agreement or any of the Related Documents, or (C) the Receivables or the Contracts or the Leased Vehicles or the interests of the Seller therein.

                  (x) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, Canadian Imperial Bank of Commerce as administrative agent, The Bank of New York, as custodian, SPARC as purchaser, or FSA as such terms are used in the Receivables Purchase Agreement, as if the same were set forth in full herein.

                  (y) NO TERMINATION EVENT; EVENT OF DEFAULT. No Servicer Termination Event or Insurance Agreement Event of Default has occurred and is continuing.

                  (z) CREDIT AND COLLECTION POLICY. Attached as Schedule B is a true and correct copy of the Credit and Collection Policy as in effect on the date hereof. All of the Receivables, Leased Vehicles and Contracts acquired from a Transferor have been originated in accordance with the credit policy described in the applicable Transfer Agreement, and are being serviced in accordance with the Credit and Collection Policy.

                  (aa) CHATTEL PAPER. Each Contract included in the related Contract File is "chattel paper" (as such term is defined in the UCC) and is the sole original of such Contract in existence and has been stamped with the notation "original copy".

                  (ab) NO BROKERS OR FINDERS. No broker or finder acting on behalf of the Seller was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

                  (ac) SALE TREATMENT UNDER GAAP. The Seller is treating the conveyance of the Receivables, the Leased Vehicles and the Collections under this Agreement as a sale for purposes of GAAP.

                  (ad) LEGAL AND BENEFICIAL OWNER OF RECEIVABLES. Immediately prior to a Purchase hereunder, the Seller shall be the legal and beneficial owner of the Receivables and Leased Vehicles, free and clear of any Adverse Claim. This Agreement is effective to, and shall, upon each Purchase and the filing of the financing statements referred to in Section 2.1(b), transfer and assign to the Purchaser (and the Purchaser shall acquire from the Seller) a valid and perfected first priority security interest (as defined in the UCC) in and to the Receivables, all free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any Receivables or Collections or Leased Vehicles or Contract with respect thereto is on file in any recording office, except (a) those filed in favor of the Administrative Agent pursuant to this Agreement and the Receivables Purchase Agreement and, (b) those filed in favor of the Seller pursuant to a Transfer Agreement.

                  (ae) INVESTMENTS IN RECEIVABLES AND ELIGIBLE INVESTMENTS. The Seller does not have any Subsidiaries and does not have any investments in, or loans or advances of money to, any Person except for Receivables and Eligible Investments.

                  SECTION 4.2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES BY THE SELLER; NOTICE OF BREACH. On the Closing Date and on each Business Day on which Receivables come into existence hereunder, the Seller, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties described in Section 4.1 are true and correct on and as of such day with respect to such Receivables and Leased Vehicles as though made on and as of such day. The representations and warranties set forth in Section 4.1 shall survive (i) the conveyance of the Receivables and Leased Vehicles to the Purchaser, (ii) the termination of the rights and obligations of the Purchaser and the Seller under this Agreement and (iii) the termination of the rights and obligations of the Purchaser and the Administrative Agent under the Receivables Transfer Agreement. Upon discovery by the Purchaser or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other within three (3) Business Days of such discovery.

                                    ARTICLE V

                             COVENANTS OF THE SELLER

                  SECTION 5.1. COVENANTS OF THE SELLER. The Seller hereby covenants and agrees with the Purchaser that, for so long as this Agreement is in effect, and until all Receivables and Leased Vehicles, an interest in which has been sold to the Purchaser pursuant hereto, shall have been paid in full or written-off as uncollectible, and all amounts owed by the Seller pursuant to this Agreement have been paid in full, unless the Purchaser otherwise consents in writing:

                  (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and its business and properties, including the Contracts, the Receivables and the related Vehicles and all proceeds thereof, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws, except to the extent that the failure to so comply, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINESS. The Seller shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations which are reasonably necessary for the conduct of its business.

                  (c) CASH MANAGEMENT SYSTEMS; DEPOSIT OF COLLECTIONS. The Seller shall direct all Obligors to make payments on the Receivables directly to the Lockbox Account and shall deposit or cause to be deposited promptly into the Lockbox Account and in any event no later than the second Business Day after receipt thereof, all Collections it may receive with respect to any Receivable or any other proceeds of any Receivable.

                  (d) BOOKS AND RECORDS. The Seller shall keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of the Seller in accordance with GAAP; maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Receivables and the Outstanding Balances thereof in the event of the destruction of the originals thereof); and keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Receivables and the disposition of all Vehicles.

                  (e) ACCESS; INSPECTION. The Seller shall permit the Purchaser, at the Seller's expense, to make or cause to be made inspections and audits of any books, records and papers of the Seller and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Seller, including ongoing inspections of the Vehicles which are in the Seller's possession or under its control, from time to time as required in order to assure that the Seller is and will be in compliance with its obligations under this Agreement and the Related Documents; PROVIDED, that unless a Servicer Termination Event has occurred and is continuing, or the Purchaser has reason to believe that a Servicer Termination Event is imminent
(x) such audits shall be upon reasonable notice and shall be conducted during normal business hours and (y) no more than four (4) full audits per calendar year shall be made at the Seller's expense, which audits shall be conducted by FSA who shall provide the Administrative Agent, SPARC and the Secondary Purchaser with written notice at least five (5) Business Days prior ro conducting any such audit and the opportunity to accompany FSA on such audit. Notwithstanding the preceding sentence, the Seller shall only be liable to the Purchaser for the actual out-of-pocket expenses incurred by the Purchaser in connection with such inspections and audits. The Seller shall, upon reasonable notice and during normal business hours, make available its officers, directors, employees, representatives, agents and accountants to discuss with the Purchaser all financial statements and other information relating to the Seller, the Receivables or the Leased Vehicles and shall deliver any document or instrument necessary for the Purchaser as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for the Seller. Representatives of other Affected Parties may accompany the Purchaser's representatives on regularly scheduled audits at no charge to the Seller.

                  (f) PAYMENT, PERFORMANCE AND DISCHARGE OF OBLIGATIONS. The Seller shall pay, perform and discharge or cause to be paid, performed and discharged promptly all Charges payable by it, including (A) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (g) ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

                  (h) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. The Seller shall, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under any Contracts and shall comply with the Credit and Collection Policy with respect to all such Contracts and the Receivables and Vehicles relating thereto, except where the failure to so comply is not reasonably likely to result is an Material Adverse Effect.

                  (i) REMARKETING. The Seller shall, at its expense, repossess and sell, lease or otherwise dispose of, or cause to be repossessed and sold, leased or otherwise disposed of, not later than 180 days after the date on which any Receivable becomes a Defaulted Receivable, each Financed Vehicle subject to the related Contract.

                  (j) INDEMNIFICATION. The Seller agrees to indemnify, defend and hold the Purchaser harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which the Purchaser may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by the Seller of its representations, warranties and covenants contained herein, or any information certified in any schedule or certificate delivered by the Seller hereunder or in connection with the Related Documents, being untrue in any material respect at any time; PROVIDED that in no event shall this Section 5.1(j) be construed to include uncollectibility of any Receivable for credit-related reasons pertaining to the related Obligor. The obligations of the Seller under this Section 5.1(j) shall be considered to have been relied upon by the Purchaser, the Secondary Purchaser, the Administrative Agent, SPARC and FSA and shall survive the execution, delivery, performance and termination of this Agreement for a period of three (3) years following the Purchase Termination Date, regardless of any investigation made by the Purchaser or the Administrative Agent or on behalf of either of them.

                  (k) LIENS. The Seller shall not create, incur, assume or permit to exist any Lien on or with respect to the Receivables, Vehicles, Contracts, the Lockbox Account, the Cash Collateral Account, the Blocked Accounts, any other deposit accounts into which Collections of any Receivables or other proceeds of any Receivables are deposited, or any other properties or assets (whether now owned or hereafter acquired).

                  (l) MODIFICATIONS OF RECEIVABLES OR CONTRACTS. The Seller shall not extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto, except for Permitted Restructurings and such other modifications of past due Receivables as the Seller deems reasonably necessary to maximize the collection thereof to the extent expressly permitted by the Credit and Collection Policy.

                  (m) CHANGES IN INSTRUCTIONS WITH RESPECT TO PAYMENTS ON RECEIVABLES. The Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Receivables, including its instructions with respect to payments to the Lockbox Account, or in its instructions to any Person obligated to make payments in respect of any other Receivables.

                  (n) SEPARATE EXISTENCE. The Seller shall be operated in such a manner that the separate corporate existence of the Seller and the Motor Coach Entities would not be disregarded in the event of a bankruptcy or insolvency of the Seller or any Motor Coach Entity, and, without limiting the foregoing:

                           (i) the Seller shall at all times be a corporation whose activities are restricted as set forth in its certificate or articles of incorporation;

                           (ii) no Motor Coach Entity shall be involved in the day-to-day management of the Seller (except to the extent expressly contemplated by this Agreement or any other Related Document);


                           (iii) other than the sale of Receivables and Leased Vehicles pursuant to this Agreement and other actions permitted under this Agreement, the Seller shall not engage in any intercorporate transactions with any Motor Coach Entity;

                           (iv) the Seller shall maintain separate corporate records and books of account from each Motor Coach Entity, hold regular corporate meetings and otherwise observe corporate formalities and have separate office space from each Motor Coach Entity, if any;

                           (v) the financial statements and books and records of Motor Coach and any other entity whose financial statements are consolidates with the Seller prepared after the Initial Closing Date shall reflect the separate corporate existence of the Seller;

                           (vi) the Seller shall not act as agent for any Motor Coach Entity and shall hold itself out to the public as a corporation separate from each such Motor Coach Entity;

                           (vii) the Seller shall maintain its assets separately from the assets of any Motor Coach Entity (including through the maintenance of separate bank accounts and except for any Records to the extent necessary for the servicing of the Receivables); the Seller's funds and assets, and records relating thereto, shall not be commingled with those of any Motor Coach Entity; and the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's equity holders;

                           (viii) except as expressly contemplated under this Agreement and the Related Documents and those associated with the creation and organization of the Seller and the preparation of this Agreement and the Related Documents, no Motor Coach Entity shall (A) pay the Seller's expenses; (B) guarantee the Seller's obligations, or
         (C) advance funds to the Seller for the payment of expenses or otherwise; and

                           (ix) all business correspondence of the Seller and other communications shall be conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number.

                  (o) SALE OF ASSETS. The Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including any Financed Vehicle, Receivable or Contract or any Related Document or any of its rights with respect to Lockbox Account or any other deposit account in which any Collections of any Receivable or other proceeds of any Receivable are deposited, except as expressly permitted by this

Agreement or any other Related Document.

                  (p) CHANGE OF NAME, ETC. The Seller shall not change its name, identity or structure or its chief executive office, unless at least ten
(10) days prior to the effective date of any such change the Seller delivers to the Purchaser and the Administrative Agent financing statements under the UCC, executed by the Seller necessary to reflect such change and to continue the perfection of the Purchaser's interest in the Receivables and the Related Vehicles.

                  (q) CAPITAL STRUCTURE AND BUSINESS . The Seller shall not (i) make any changes in any of its business objectives, purposes or operations, (ii) without the prior written consent of the Administrative Agent, the Purchaser and, provided that an FSA Default has not occurred, FSA, amend its certificate or articles of incorporation or bylaws or (iii) engage in any business other than the businesses currently engaged in by it or contemplated to be engaged in by it under this Agreement and the other Related Documents.

                  (r) MERGERS, SUBSIDIARIES, ETC. The Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Capital Stock of, or otherwise combine with or acquire, any Person.

                  (s) SALE CHARACTERIZATION. The Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by this Agreement (including for accounting, tax and reporting purposes) in any manner other than as a true sale or absolute assignment of the title to and sole record and beneficial ownership interest of the Receivables, Contracts and Leased Vehicles sold or purported to be sold hereunder.

                  (t) RESTRICTED PAYMENTS. Other than as contemplated by the Related Documents, the Seller shall not enter into any lending relationship with any of its Affiliates. The Seller shall not at any time declare any dividends, repurchase any Capital Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Capital Stock if, at the time of or after giving effect to any such dividend, repurchase, return or other payment or distribution, a Service Termination Event shall have occurred and be continuing.

                  (u) INDEBTEDNESS. The Seller shall not create, incur, assume or permit to exist any Indebtedness except for (i) Indebtedness expressly contemplated under this Agreement or the Related Documents (ii) deferred taxes, and (iii) endorser liability in connection with the endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

                  (v) AMENDMENTS. The Seller shall not amend, waive or otherwise modify the Credit and Collection Policy or any provision of any Related Document to which it is a party.

                  (w) COMMINGLING. The Seller shall not deposit or permit the deposit of any funds that do not constitute Collections of Receivables or other proceeds of Receivables into any Lockbox Account.





                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  SECTION 6.1. RECONVEYANCE UNDER CERTAIN CIRCUMSTANCES. The Seller agrees that, with respect to any Receivable an interest in which has been sold hereunder,

                           (a) in the event either (w) any of the
         representations and warranties set forth in (A) Section 4.1(m) are no longer true or (B) Section 4.1(n) or (o) were not true when made, with respect to any such Receivable, (x) the Seller shall fail to perform or observe any term, covenant or agreement contained in Section 5.1(p), or
         (y) the Seller or the Servicer shall extend, amend or otherwise modify the terms of any such Receivable (except in connection with a Permitted Restructuring), or amend, modify or waive the terms or conditions of the Contract under which such Receivable arises (except in connection with a Permitted Restructuring), the Seller shall be deemed to have received on such day a Collection in an amount equal to the Outstanding Balance of such Receivable in full and shall on such day pay to the Purchaser in immediately available funds an amount equal to such Outstanding Balance; and

                           (b) if on any day any of the representations or warranties contained in Section 4.1(h), (k), (s) or (aa) are no longer true with respect to any Receivable, the Seller may, in its discretion, repurchase such Receivable on such day for a purchase price in an amount equal to the Outstanding Balance of such Receivable, which purchase price shall be paid to the Purchaser in immediately available funds.

                  SECTION 6.2. DILUTIONS, ETC. The Seller agrees that if, on any day, the Outstanding Balance of a Receivable an interest in which has been sold by the Seller hereunder is either reduced or adjusted as a result of defective, or rejected Vehicles or otherwise, or any setoff by the Obligor against the Seller shall occur with respect thereto, the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction, adjustment or setoff and shall on such day pay to the Purchaser in immediately available funds an amount equal to such reduction, adjustment or setoff.




                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  SECTION 7.1. CONDITIONS PRECEDENT. The obligations of the Purchaser to pay the Purchase Price for any Receivables shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on each Business Day on which a Receivable arises hereunder, with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the date any Receivable arises under this Agreement;

                  (c) The Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement and the other Related Documents to which it is a party;

                  (d) The Seller shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.1(b);

                  (e) All corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Related Documents shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested;

                  (f) On the Closing Date, the Seller shall deliver to the Purchaser and the Administrative Agent a certification of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on _________ __, 2000; and

                  (g) the Purchase Termination Date shall not have occurred.

                                  ARTICLE VIII

                              TERM AND TERMINATION

                  SECTION 8.1. TERM. This Agreement shall commence as of the first day on which all of the conditions precedent have been satisfied and shall continue in full force and effect until the date following the earlier of (i) the date designated by the Purchaser or the Seller as the Purchase Termination Date at any time following ten (10) days' written notice to the other (with a copy thereof to the Administrative Agent and to FSA), (ii) the date on which a Servicer Termination Event occurs pursuant to the Receivables Purchase Agreement, (iii) upon the occurrence of an Event of Bankruptcy with respect to either the Purchaser or the Seller or (iv) the date on which the Purchaser becomes unable for any reason to purchase or pay the purchase price of, any Receivable, or the Seller becomes unable for any reason to re-purchase the interest of the Purchaser in any Receivable in accordance with the provisions of this Agreement or otherwise defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice (any such date being a "PURCHASE TERMINATION DATE"); PROVIDED, HOWEVER, that the termination of this Agreement pursuant to this Section 8.1 hereof shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to the interest of the Purchaser in any Receivable sold prior to such termination. Upon the occurrence of the Purchase Termination Date, the Purchaser and the Seller shall notify FSA of such occurrence.

                  SECTION 8.2. EFFECT OF TERMINATION. Following the termination of this Agreement pursuant to Section 8.1, the Seller shall not sell to the Purchaser, and the Purchaser shall not purchase, any interests in any Receivables or Leased Vehicles acquired by the Seller after such termination. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Seller or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Seller or the Purchaser. Without limiting the foregoing, prior to termination, the failure of the Seller to deliver computer records of Receivables, the Related Vehicles or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render an executed sale executory.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS


                  SECTION 9.1. AMENDMENTS, ETC. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified except in an instrument in writing signed by the Purchaser and the Seller and consented to in writing by the Administrative Agent and FSA. Any reconveyance executed in accordance with the provisions hereof shall not be considered an amendment or modification to this Agreement.

                  SECTION 9.2. GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (b) The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.2 shall affect the right of the Purchaser to bring any other action or proceeding against the Seller or its property in the courts of other jurisdictions.

                  SECTION 9.3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:



                  (a)      in the case of the Purchaser:

Prior to August 2000:      MCII FINANCIAL SERVICES II, INC.
                           10 East Golf Road
                           Des Plains, Illinois 60016-2291
                           Attention:  Timothy J. Nalepka
                           Telephone: (847) 375-1225

                           Telecopy: (847) 299-6773

After August 2000:         MCII FINANCIAL SERVICES II, INC.
                           Suite 300
                           1700 E. Golf Rd
                           Schaumburg, IL 60194
                           Attention:  Timothy J. Nalepka
                           Telephone: (847) 375-1225
                           Telecopy: (847) 299-6773

                  (b)      in the case of the Seller:

                           BUSLEASE, INC.
                           9787 Clifford Drive
                           Dallas, Texas  75220
                           Attention:  Timothy J. Nalepka
                           Telephone: (847) 375-1225
                           Telecopy: (847) 299-6773


                  in each case, with a copy to:

                           CANADIAN IMPERIAL BANK OF COMMERCE
                                    as Administrative Agent
                           425 Lexington Avenue
                           New York, New York 10017
                           Attention:  Asset Securitization Group
                           Telephone:
                           Telecopy:  (212) 856-3643

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  SECTION 9.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 9.5. ASSIGNMENT. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Receivables Purchase Agreement to the Administrative Agent for the benefit of SPARC or pursuant to the Secondary Purchase Agreement for the benefit of the Secondary Purchaser, in each case as security for the Purchaser's repayment obligations under the Receivables Purchase Agreement, the Secondary Purchase Agreement and the other Related Documents. The Purchaser hereby notifies (and the Seller hereby acknowledges that) the Purchaser, pursuant to the Receivables Transfer Agreement, has assigned its rights (but not its obligations) hereunder to the Administrative Agent for the benefit of SPARC. All rights of the Purchaser hereunder may be exercised by the Administrative Agent to the extent of its rights hereunder and under the other Related Documents.

                  SECTION 9.6. FURTHER ASSURANCES. The Purchaser and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Related Documents, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables and the Related Vehicles for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

                  SECTION 9.7. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Seller or the Administrative Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                  SECTION 9.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 9.9. BINDING EFFECT; THIRD-PARTY BENEFICIARIES. This Agreement and the other Related Documents will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. SPARC, FSA, the Secondary Purchaser and the Administrative Agent are each intended by the parties hereto to be third-party beneficiaries of this Agreement.

                  SECTION 9.10. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the other Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Related Documents.

                  SECTION 9.11. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Purchaser and the Seller each have caused this Receivables Sales Agreement to be duly executed by their respective officers as of the day and year first above written.


                                          BUSLEASE, INC.,
                                          as Seller


                                          By:_______________________________
                                             Name:
                                             Title:


                                          MCII FINANCIAL SERVICES II, INC.,
                                          as Purchaser


                                          By:_______________________________
                                             Name:
                                             Title:

Accepted and agreed as
of the date first above written:


CANADIAN IMPERIAL BANK OF
  COMMERCE, as Administrative Agent


By:____________________________
    Name:
    Title:

                                TABLE OF CONTENTS

                                                                                                      PAGE

                                                 ARTICLE I    DEFINITIONS
SECTION 1.1.  Definitions................................................................................1
SECTION 1.2.  Other Terms................................................................................6
SECTION 1.3.  Computation of Time Periods................................................................6

                                                ARTICLE II    PURCHASE, CONVEYANCE
AND SERVICING OF RECEIVABLES

SECTION 2.1.  Sales......................................................................................7
SECTION 2.2.  Servicing of Receivables...................................................................8

                                                ARTICLE III   CONSIDERATION AND
PAYMENT; REPORTING

SECTION 3.1.  Purchase Price............................................................................10
SECTION 3.2.  Payment of Purchase Price.................................................................10

                                                ARTICLE IV    REPRESENTATIONS AND
WARRANTIES

SECTION 4.1.  Seller's Representations and Warranties...................................................11
SECTION 4.2.  Reaffirmation of Representations and Warranties by the Seller; Notice
                           of Breach....................................................................14

                                                 ARTICLE V    COVENANTS OF THE SELLER

SECTION 5.1.  Covenants of the Seller...................................................................15

                                                ARTICLE VI    REPURCHASE OBLIGATION

SECTION 6.1.  Mandatory Repurchase......................................................................20
SECTION 6.2.  Dilutions, Etc............................................................................20

                                                ARTICLE VII   CONDITIONS PRECEDENT



                                       xxxviii


SECTION 7.1.  Conditions Precedent......................................................................21

                                               ARTICLE VIII   TERM AND TERMINATION

SECTION 8.1.  Term......................................................................................23
SECTION 8.2.  Effect of Termination.....................................................................23

                                                ARTICLE IX    MISCELLANEOUS PROVISIONS

SECTION 9.1.  Amendments, Etc...........................................................................24
SECTION 9.2.  Governing Law; Submission to Jurisdiction.................................................24
SECTION 9.3.  Notices...................................................................................24
SECTION 9.4.  Severability of Provisions................................................................25
SECTION 9.5.  Assignment................................................................................26
SECTION 9.6.  Further Assurances........................................................................26
SECTION 9.7.  No Waiver; Cumulative Remedies............................................................26
SECTION 9.8.  Counterparts..............................................................................26
SECTION 9.9.  Binding Effect; Third-Party Beneficiaries.................................................26
SECTION 9.10.  Merger and Integration...................................................................27
SECTION 9.11.  Headings.................................................................................27















                                       xxxix

                                   ATTACHMENTS

Schedule A.    List of Receivables
Schedule B.    Credit and Collection Policy





































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